EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 08-01-10 to 08-31-10

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Post petition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	September 29, 2010
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C §586(a)(3).  The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.  This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB’s assets.  Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records.  As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan.  Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information.  In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan.  Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date.  However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted.  Further, claims have been filed against the Debtors in their chapter 11 cases that are not currently recorded on WMI’s books that, if allowed, would change the reported balances for pre-petition liabilities.  The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al.
August 2010 Monthly Operating Report -- UNAUDITED	Case No. 08-12229 (MFW)
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 07/31/2010	262,118,420	3,679,039,966	4,665	750,027	14,957,185	3,130,596	3,960,000,859	53,648,100	219,462	53,867,562	4,013,868,421

Receipts

Interest & investment returns	43,014	603,730	1	123	2,516	-	649,384	8,804	-	8,804	658,187
Tax refunds						356,885	356,885			-	356,885
Other miscellaneous receipts						4,155	4,155			-	4,155
Total Receipts	43,014	603,730	1	123	2,516	361,039	1,010,423	8,804	-	8,804	1,019,226

Transfers

Sweep to/(from) Money Market account					11,000,000	(11,000,000)	-		-	-	-
Transfer (to)/from Wells Managed Account						25,000,000	25,000,000		-	-	25,000,000
Total Transfers	-	-	-	-	11,000,000	14,000,000	25,000,000	-	-	-	25,000,000

Disbursements

Salaries and benefits						323,635	323,635	-	-	-	323,635
Travel and other expenses						30,846	30,846	-	-	-	30,846
Occupancy and supplies						107,439	107,439	-	-	-	107,439
Professional fees						11,433,337	11,433,337	-	-	-	11,433,337
Other outside services						414,247	414,247	-	-	-	414,247
Bank fees						20,799	20,799	-	-	-	20,799
US Trustee quarterly Fees						30,000	30,000	-	325	325	30,325
Directors fees						60,000	60,000	-	-	-	60,000
Death benefit paid						181,389	181,389	-	-	-	181,389
Taxes paid						-	-	-	-	-	-
Total Disbursements	-	-	-	-		12,601,692	12,601,692	-	325	325	12,602,017

Net Cash Flow	43,014	603,730	1	123	11,002,516	1,759,347	13,408,731	8,804	(325)	8,479	13,417,209

Cash - End of Month	262,161,434	3,679,643,696	4,666	750,150	25,959,701	4,889,943	3,973,409,589	53,656,904	219,137	53,876,041	4,027,285,630

GL Balance	262,161,433	3,679,643,697	4,665	750,150	25,959,700	4,889,943	3,973,409,588	53,656,904	219,137	53,876,041	4,027,285,629

Net value - short-term securities							563,484,521			221,761,527	785,246,047

Total Cash & Cash Equivalents							4,536,894,109			275,637,567	4,812,531,676

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)

August 2010 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to monthly bank statements except those certain accounts ending in 0667, 9626, 9663 and 4704 (the “Excluded Accounts”).  The Debtors’ standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

In May 2009, JPMorgan started transitioning bank accounts from the WMB deposit platform to the JPMorgan deposit platform.  Since the transition, JPMorgan has only provided the Debtors with bank account statements for certain months.  The Debtors have not received bank statements for the period covered by this MOR for the Excluded Accounts.  Therefore, the Debtors are unable to reconcile information related to the Excluded Accounts against a related bank statement.  The Debtors have continued to record interest income on the accounts consistent with prior practice and based on an existing agreement with JPMorgan.

  /s/  John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc., et al
MOR-1B: Schedule of Professional Fees Paid
Month Ended August 31, 2010

Washington Mutual, Inc.
		Check		Amount Paid - Aug'10*		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	02/01/10 - 06/30/10	Wire	08/26/10	$ 1,052,698.35	$ 21,723.92	$13,303,015.18	$ 389,947.74
Alvarez & Marsal	07/01/10 - 07/31/10	Wire	08/26/10	1,897,577.25	70,482.37	43,808,444.99	2,055,592.37
Ashby & Geddes, P.A.	03/01/10 - 06/30/10	Wires	08/05/10, 08/26/10	338,536.70	31,668.36	424,933.10	45,398.75
Benesch, Friedlander, Coplan & Aronoff	01/01/10 - 03/31/10	2762, 2799	08/12/10, 08/26/10	24,742.50	1,677.26	24,742.50	1,677.26
Blackstone Advisory Partners LLP				-	-	1,350,000.00	-
CONSOR Intellectual Asset Management				-	-	255,318.00	3,249.00
CP Energy Group, LLC				-	-	91,347.88	159.47
Davis Wright Tremaine LLP	02/01/10 - 05/31/10	2765, 2801	08/12/10, 08/26/10	18,355.10	8.48	700,292.00	24,518.93
Elliott Greenleaf	02/01/10 - 06/30/10	2767, 2802	08/12/10, 08/26/10	60,789.00	3,846.26	697,371.45	48,440.68
FTI Consulting, Inc.	02/01/10 - 05/31/10	Wires	08/05/10, 08/26/10	365,341.05	1,339.62	5,188,734.55	38,382.60
Gibson, Dunn & Crutcher LLP	02/01/10 - 05/31/10	2804	08/26/10	9,548.90	-	728,351.75	13,735.17
Grant Thornton	02/01/10 - 05/31/10	2805	08/26/10	15,662.60	-	457,536.00	39,407.93
Joele Frank, Wilkinson Brimmer Katcher	07/01/10 - 07/31/10	2769	08/12/10	4,781.25	302.94	185,347.51	17,248.17
John W. Wolfe, P.S.	02/01/10 - 06/30/10	Wires	08/12/10, 08/26/10	351,331.60	381.48	2,431,476.10	7,097.93
Kurtzman Carson Consultants LLC	07/01/10 - 07/31/10	Wire	08/26/10	97,950.03	461,707.63	2,062,530.17	1,811,545.55
McKee Nelson LLP / Bingham McCutchen LLP	02/01/10 - 05/31/10	Wire	08/26/10	117,178.35	-	2,617,598.18	213,525.78
Miller & Chevalier Chartered	02/01/10 - 05/31/10	Wire	08/26/10	56,765.20	-	657,579.36	2,629.11
Milliman				-	-	29,697.49	-
Pepper Hamilton LLP	02/01/10 - 06/30/10	Wire	08/26/10	88,850.90	4,767.66	2,161,769.63	112,781.85
Perkins Coie LLP	02/01/10 - 05/31/10	Wires	08/19/10, 08/26/10	222,058.86	4,350.70	2,151,449.84	98,592.97
Peter J. Solomon Company	02/01/10 - 05/31/10	Wires	08/12/10, 08/26/10	266,250.00	2,351.94	631,250.00	2,351.94
PricewaterhouseCoopers LLP	02/01/10 - 03/31/10	2810	08/26/10	1,016.20	-	2,066,910.00	184,532.35
Quinn Emanuel Urquhart Oliver & Hedges	02/01/10 - 05/31/10	Wires	08/12/10, 08/26/10	863,157.85	8,255.37	10,260,657.75	321,031.66
Richards, Layton & Finger P.A.	02/01/10 - 05/31/10	2759, Wire	08/05/10, 08/26/10	60,530.00	-	742,143.20	88,324.04
Shearman & Sterling LLP	02/01/10 - 06/30/10	Wire, 2812	08/12/10, 08/26/10	96,644.90	48.38	1,131,198.46	18,974.42
Silverstein & Pomerantz, LLP	07/01/09 - 05/31/10	2791, 2813	08/19/10, 08/26/10	7,106.50	-	21,932.50	77.53
Simpson Thacher & Bartlett LLP	02/01/10 - 05/31/10	2814	08/26/10	6,665.60	-	488,804.25	12,472.13
Susman Godfrey LLP	04/01/10 - 05/31/10	Wire	08/26/10	65,071.50	-	325,357.50	4,788.33
Towers Watson Pennsylvania Inc.	06/01/10 - 08/31/10	2795	08/19/10	20,140.20	-	390,569.38	-
Venable LLP	01/01/10 - 04/30/10	Wire	08/26/10	128,152.24	-	825,235.16	34,992.10
Weil, Gotshal & Manges LLP	01/01/10 - 04/30/10	Wire	08/26/10	4,515,583.81	67,938.65	25,366,853.11	614,622.81

Total				$10,752,486.44	$680,851.02	$121,578,446.99	$ 6,206,098.57

WMI Investment Corp.
		Check		Amount Paid - Aug'10*		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

CP Energy Group, LLC				-	-	22,000.00	42.77
Goldman, Sachs & Co.				-	-	300,000.00	-

Total				$-	$ -	$ 322,000.00	$42.77

Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
August 2010 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 08/1/10 to 08/31/10

	Washington Mutual, Inc.		WMI Investment Corp.
	August 2010	Cumulative to Date	August 2010	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	759,627	17,373,332	45,095	923,147
Securities	241,128	5,928,942	-	2,976,201
Notes receivable - intercompany	49,576	1,501,384	-	1
Other	155	1,031,875	-	-
Total interest income	1,050,486	25,835,532	45,095	3,899,349
Earnings (losses) from subsidiaries and other
equity investments	3,736,621	(177,729,796)	(41,563)	(5,662,404)
Gains (losses) from securities / investments	(42,114)	(10,081,541)	3	(112,258,648)
Other income	324,617	4,387,767	-	(0)
Total revenues	5,069,611	(157,588,039)	3,535	(114,021,703)

Operating expenses:
Compensation and benefits	438,582	9,934,380	-	-
Occupancy and equipment	80,542	2,055,086	-	-
Professional fees	457,558	13,698,713	-	148
Loss / (Income) from BOLI/COLI policies	(36,436)	(8,023,427)	-	-
Management fees / Transition services	(55,454)	2,244,560	-	-
Insurance	187,500	16,891,704	-	-
Other	145,098	3,231,480	14,528	552,763
Total operating expenses	1,217,389	40,032,497	14,528	552,911

Net profit (loss) before other income
and expenses	3,852,222	(197,620,536)	(10,993)	(114,574,614)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization
items	3,852,222	(142,592,536)	(10,993)	(114,574,614)

Reorganization items:
Professional fees	8,405,019	135,622,271	-	322,043
Claims Adjustments	187,500	24,574,009	-	-
US Trustee quarterly fees	7,000	163,000	-	11,700
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	1,564,916	13,005,640	-	-
Total reorganization items	10,164,435	173,364,920	-	333,743
Net profit (loss) before income taxes	(6,312,213)	(315,957,456)	(10,993)	(114,908,357)

Income taxes	-	4,050	-	-

Net profit (loss)	(6,312,213)	(315,961,506)	(10,993)	(114,908,357)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
August 2010 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 08/31/2010 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	8/31/2010	9/26/2008	8/31/2010	9/26/2008
Assets:
Unrestricted cash and cash equivalents	4,536,894,109	4,018,083,009	275,637,567	52,974,376
Restricted cash and cash equivalents	91,613,897	145,668,884	-	-
Investment securities	72,331,501	59,688,627	-	266,444,881
Accrued interest receivable	995,292	413,253	4,998	4,084,658
Income tax receivable	475,509,207	742,680,150	22,187,560	22,187,560
Prepaid expenses	2,665,710	11,311,510	-	-
Cash surrender value of BOLI/COLI	44,395,006	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	57,752,966	65,952,708
Investment in subsidiaries	1,486,246,364	1,895,218,467	-	-
Notes receivable - intercompany	12,891,506	58,001,133	565,844,197	565,844,197
Fixed Assets	181,163	-	-	-
Other assets	97,045,182	23,489,277	-	-
Total assets	6,859,942,858	7,701,133,028	921,427,289	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	5,745,754	-	-	-
Accrued wages and benefits	1,046,947	-	-	-
Other accrued liabilities	15,690,357	-	14,825	-
Minority interest	1,114,734	3,104,022	-	-
Total post-petition liabilities	23,597,792	3,104,022	14,825	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,132,421,622	4,126,545,947	-	-
Subordinated debt	1,666,464,970	1,662,295,485	-	-
Junior subordinated debt	765,674,200	752,445,436
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,769,514	550,080,833	-	-
Payroll and benefit accruals	386,847,225	407,215,221	-	-
Other accrued liabilities	76,456,255	92,259,015	-	-
Other pre-petition liabilities	198	223	-	-
Total pre-petition liabilities	8,267,209,961	8,278,878,868	-	-

Total liabilities	8,290,807,753	8,281,982,890	14,825	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(753,806,933)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,742,191,966)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(315,961,506)	-	(114,908,357)	-
Total shareholders' equity	(1,430,864,895)	(580,849,862)	921,412,464	977,488,380

Total liabilities and shareholder's equity	6,859,942,858	7,701,133,028	921,427,289	977,488,380

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1:  Plan of Reorganization and Settlement Agreement

On March 26, 2010, the Debtors filed a proposed plan of reorganization pursuant to chapter 11 of the Bankruptcy Code and related disclosure statement, which were subsequently amended.

Most recently, on July 1, 2010, the Debtors filed their Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code [D.I. 4850] (the “Plan”) and related Disclosure Statement [D.I. 4851] (the “Disclosure Statement”) with the Bankruptcy Court.  The Plan is premised upon implementation of a Settlement Agreement (the “Settlement Agreement”), which represents a compromise of certain disputes among the Debtors, JPMorgan, the FDIC (as receiver for WMB and in its corporate capacity), the Creditors’ Committee and certain significant creditor constituencies.  A hearing to consider approval of the Disclosure Statement is currently scheduled for October 8, 2010.  The Bankruptcy Court has also established December 1 - 3, 2010 as the date for the hearing to consider confirmation of the Plan in accordance with section 1129 of the Bankruptcy Code.

The Settlement Agreement is an integral part of the Plan and is subject to final confirmation of the Plan.  On the basis of the foregoing, the balance sheet and operating statement in this monthly operating report do not reflect any of the financial arrangements or settlements set forth in the Settlement Agreement.

The foregoing notwithstanding, aspects of the Plan are referred to in the Notes to MOR 2 and MOR 3 herein; however, users of this monthly operating report should refer to the Plan, Disclosure Statement, Settlement Agreement and related documents directly for complete information.

Note 2:  Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•
Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•
Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange (as defined in the disclosure materials related to the Securities) of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time).  The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI.  If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors currently are assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange.  Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, WMI and relevant third parties will complete the Conditional Exchange.

Note 3:  Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $92 million includes $35 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $4 million held as part of a Rabbi Trust.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, WMI will take possession of the $53 million deposit account pledged as collateral for prepetition intercompany transactions with WMB, free and clear of any interest or liens asserted by JPMorgan.

Note 4:  Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment.  This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $180 million.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, JPMorgan will repay with interest the unsecured notes receivable to WMI subsidiaries.

Note 5:  Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities.  The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, WMI will transfer sponsorship of the pension plan to JPMorgan, including certain related assets, and JPMorgan will assume the pension plan liabilities.

Note 6:  Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected.  Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets.  The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed.  The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.7 - $3.0 billion (including interest but excluding tax refunds attributable to the Act, as described below).  Various parties claim ownership rights to these refunds.  As set forth in the Settlement Agreement, upon consummation of the Plan, WMI and JPMorgan will split the above-referenced net tax refunds 20%/80%, respectively (once received).  Further, since the Petition Date, WMI has received approximately $250 million in tax refunds.  These refunds are subject to the same allocation as referenced above.

On November 6, 2009, the Worker, Homeownership, and Business Assistance Act of 2009 (the “Act”) was enacted into law.  The Act provides, in pertinent part, that corporate taxpayers, subject to certain limitations, may elect to extend the permitted Net Operating Loss (“NOL”) carryback period from two years to five years (with such taxpayers only receiving half this benefit in the fifth year).  Pursuant thereto, WMI elected to carry back its 2008 NOL five years.  WMI currently estimates an additional expected tax refund attributable to the Act of approximately $2.8 billion, including interest, as to which there are competing claims of ownership.  As set forth in the Settlement Agreement, upon consummation of the Plan, WMI and the FDIC will split the tax refunds attributable to the Act (and actually received) 65.178%/34.822%, respectively.  Pursuant to the terms of the Plan and the Settlement Agreement, if the Class of Non-Subordinated Bank Bondholder Claims (as defined in the Plan) votes to accept the Plan, then, such claims will be deemed allowed against the Debtors and will receive 5.357% of refunds attributable to the Act, subject to a cap of $150 million.  If the Class of Non-Subordinated Bank Bondholder Claims votes to reject the Plan, then the Debtors will distribute amounts for such claims to the extent they are determined to be allowed by the Bankruptcy Court against the Debtors.

On September 7, 2010, the Bankruptcy Court approved certain settlements with the Internal Revenue Service (IRS), which settle approximately $5.2 billion (including interest) of the estimated $5.5 - $5.8 billion of expected refunds to be received.  Approximately $4.6 billion of the settled refund amounts remained contingent upon review by the U.S. Congress Joint Committee on Taxation (the "Joint Committee").  The Joint Committee completed its review and on September 27, 2010 communicated to WMI that it has taken no exception to the conclusions reached by the IRS.

No provision or benefit from income taxes has been recorded as the NOLs are expected to be sufficient to offset income during the reported period.  Income tax expense contains minimum taxes paid in certain states.

Note 7:  Liabilities Subject to Compromise (Pre-Petition) – Payroll and Benefit Accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting.  Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis.  Neither balance was reported as an intercompany balance.  WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

As set forth in the Settlement Agreement, upon consummation of the Plan, any potential liability related to this pension accounting will be waived.

Washington Mutual, Inc. / WMI Investment Corp.
August 2010 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		26,492.00	-	52,708.00	(52,803.00)	26,397.00					-
FICA -- Employee		4,089.47	-	8,105.07	(8,137.98)	4,056.56					-
FICA -- Employer		4,089.47	8,105.07	-	(8,137.98)	4,056.56					-
Unemployment		-	-	-	-	-					-
Income	*	-	-	-	-	-					-
Other		-	-	-	-	-					-
Total Federal		34,670.94	8,105.07	60,813.07	(69,078.96)	34,510.12	-	-	-	-	-

State and Local

WA Withholding	n/a	-	-	-	-	-
WA Disability		1,576.90	239.56	171.51	(1,187.89)	800.08
WA Unemployment		1,663.95	-	-	(1,663.95)	-
Sales/Use	**	-	-	-	-	-
Real Property	n/a	-	-	-	-	-
Personal Property	n/a	-	-	-	-	-
Other		1,039.18	1,098.12	-	-	2,137.30
		-				-
Total State and Local		4,280.03	1,337.68	171.51	(2,851.84)	2,937.38	-	-	-	-	-

Total Taxes		38,950.97	9,442.75	60,984.58	(71,930.80)	37,447.50	-	-	-	-	-

NOTES

* WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments.
** WMI does not have any Washington or City of Seattle sales/use tax liability for the month of June

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel Chief Financial Officer Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 8/1/2010 through 8/31/2010

Property Tax Filings:

No property tax returns were filed during the period 8/1/2010 through 8/31/2010.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 8/1/2010 through 8/31/2010.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	8/04/2010	8/04/2010
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	8/18/2010	8/18/2010

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed

Case No. 08-12229 (MFW)
Washington Mutual, Inc., et al
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of August 31 2010

Washington Mutual, Inc.

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

Adams, Marla	$ 750.00	$ -	$ -	$ -	$ 750.00
Akin, Gump, Strauss, Hauer & Feld LLP	868,528.42	-	-	-	868,528.42
Ashby & Geddes, P.A.	116,379.27	-	-	-	116,379.27
AT&T	2,597.84	-	-	-	2,597.84
Bingham McCutchen LLP / McKee Nelson LLP	80,014.13	-	-	-	80,014.13
Comcast	199.90	-	-	-	199.90
Davis Wright Tremaine LLP	2,115.08	-	-	-	2,115.08
Elliott Greenleaf	5,975.80	-	-	-	5,975.80
Epiq Bankruptcy Solutions, LLC	546.70	-	-	-	546.70
FTI Consulting, Inc.	387,282.25	-	-	-	387,282.25
Grayson, Helen	88.64	-	-	-	88.64
Hirata, Yana E.	144.00	-	-	-	144.00
John W. Wolfe, P.S.	209,075.69	-	-	-	209,075.69
Joshua R. Hochberg & McKenna Long	158,763.26	-	-	-	158,763.26
Live Technology	3,000.00	-	-	-	3,000.00
Mellon Investor Services, LLC	6,366.78	-	-	-	6,366.78
Miller & Chevalier Chartered	148,766.23	-	-	-	148,766.23
Nguyen, Nicholas P.	99.00	-	-	-	99.00
Palsha, Jane	126.00	-	-	-	126.00
Pepper Hamilton LLP	97,034.01	-	-	-	97,034.01
Perkins Coie LLP	151,081.00	-	-	-	151,081.00
Richards, Layton & Finger P.A.	295,367.53	-	-	-	295,367.53
Robert Half Legal	40,017.62	-	-	-	40,017.62
Robert Half Technology	826.80	-	-	-	826.80
Schrag, Jan	266.23	-	-	-	266.23
Shearman & Sterling LLP	30,376.72	-	-	-	30,376.72
Susman Godfrey LLP	497,521.08	-	-	-	497,521.08
Suzuki, Dennis	99.00	-	-	-	99.00
The Bank of New York Mellon	7,700.00	-	-	-	7,700.00
Weil, Gotshal & Manges LLP	2,634,504.97	-	-	-	2,634,504.97
Williams, Robert J.	139.69	-	-	-	139.69

Total	$ 5,745,753.64	$ -	$ -	$ -	$ 5,745,753.64

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X